                                                                   EXHIBIT 32.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PLATO Learning, Inc. (the "Company") for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Murray, the Chairman, President and Chief Executive Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 28, 2004                  /s/ John Murray
                                        ----------------------------------
                                        Chairman, President and
                                        Chief Executive Officer